Waddell & Reed Advisors Funds
Fixed Income and Money Market Funds
Bond Fund
Global Bond Fund
Government Securities Fund
High Income Fund
Limited-Term Bond Fund
Municipal Bond Fund
Municipal High Income Fund
Cash Management

Supplement dated November 17, 2003 to the Prospectus dated December 31, 2002
(and supplemented July 15, 2003, June 9, 2003 and May 27, 2003)

Effective December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management, Inc. are now closed to new investments. Additional investments by exchange of shares from other funds in the Waddell & Reed Advisors Family of Funds by current shareholders will continue to be accepted.

NUS 1100H